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                                                                    Exhibit 10.9


                             AFFILIATION AGREEMENT

     This AFFILIATION AGREEMENT ("Agreement") is entered into and made effective on the date set forth below, between John Diller ("Agent"), whose address is indicated below, and Rushmore Insurance Services, Incorporated and/or, its affiliates or assigns ("Rushmore"), whose address is 13355 Noel Road, Suite 650, Dallas, Texas 75240.

                                R E C I T A L S
                                ---------------

     WHEREAS, Rushmore has entered into various National Marketing Agreements with Insurance and Investment Companies, and has developed unique and proprietary concepts, products, systems and agencies for the exclusive benefit of Rushmore and its agents; and,

     WHEREAS, Agent desires, individually and/or through other agents recruited by Agent, to market insurance and other financial products and services, and to utilize the concepts and systems provided through Rushmore and/or its affiliates; and,

     WHEREAS, Agent desires to receive loans or advances and is duly indebted to Rushmore as a result of various Commission Advance, Cash Loan, or Annualization Agreements which Rushmore may advance or guarantee from time to time at its discretion (hereinafter referred to as the "Indebtedness"); and,

     WHEREAS, In the event the Indebtedness or any portion thereof becomes unrecoverable, Agent desires to assign any and all insurance commissions, including first year and renewal, now due or which may become due to Agent from each and every insurance company with whom the Agent is now licensed or becomes licensed subsequent to the date of this Agreement (hereinafter referred to as Companies").

     NOW, THEREFORE, in consideration of the mutual benefits to be derived, Agent and Rushmore agree as follows:

1. RESPONSIBILITY FOR LICENSE AND COMPLIANCE WITH APPLICABLE LAWS. Agent shall be solely responsible (i) for complying with all state, federal and local laws applicable and (ii) for obtaining any permits or licenses required under applicable state, federal and local laws necessary to become affiliated with Rushmore and to receive a fee for soliciting insurance or other financial products. Agent agrees to promptly furnish to Rushmore a copy of such license(s) prior to commencement of Agent's solicitation of any customer; and Agent agrees to maintain and keep current such license(s) and to promptly notify Rushmore of any changes in the licensing requirements applicable to Agent.

2. COMPLIANCE. Agent agrees to comply fully with all program guidelines, and other policies, procedures and criteria established from time to time by Rushmore or Companies. Further, Agent agrees to use only solicitation or other materials approved by Rushmore or Companies and shall use no other solicitation, advertising or similar materials when communicating or dealing with potential customers.

3. USE OF RUSHMORE NAME. Rushmore agrees to permit Agent the use of the Rushmore name, Logo, Trademarks, Copyrights, Materials, Systems, Forms, and other proprietary information. Agent agrees to use all due diligence to protect the good name and image of Rushmore, to treat all such information confidentially, and not to disclose or distribute such information by any means to unauthorized third parties.

4. CONFIDENTIAL INFORMATION. Agent acknowledges that the concepts, products, systems and other materials provided to Agent by Rushmore are the sole property of Rushmore, and Agent agrees not to use any such materials, directly or indirectly, for any purpose whatsoever during the term of this Agreement, other than the solicitation and referral of customers, and further agrees not to use such materials, directly or indirectly, in any manner whatsoever after the termination of this Agreement. With the exception of his or her own downline agents, Agent agrees not to solicit or recruit, for any purpose, other agents within Rushmore and to treat such agents as confidential and proprietary.

5. SUBMISSION OF APPLICATIONS. Agent hereby covenants and agrees not to submit any application for a customer to replace a policy of insurance issued by a company represented by Rushmore, and not to submit any application which Agent knows or should have known to contain false, fraudulent or misleading information.

6. FEES TO AGENT. Agent shall be paid a commission in connection with the sale of various products in accordance with the commission and override schedule in effect. Agent acknowledges receipt of same for each company represented and agrees to the commission, override and Advance Agreement currently in effect. Rushmore may at any time change or amend the commission, override or advance schedule.

7. MANAGEMENT RESPONSIBILITY. Agent agrees to supervise and oversee the activities of all downline agents, if any, for and in consideration of the various management, generational or bonus overrides received; including but not limited to, marketing and sales support, administrative support, training, compliance, education, dissemination of bulletins, etc. from Rushmore or Companies regarding policies and procedures, etc. Agent understands and agrees that Agent is responsible for all downline debit balances and quality of business and agrees to use all due diligence in recruiting, managing and motivating downline agents.

8. SETOFF. If Agent has any indebtedness to Rushmore at any time, either as a result of Agent's indemnification hereunder or under any other provision of this Agreement or any provision of any other agreement with Companies or other arrangement between Agent and Rushmore; Rushmore may setoff such indebtedness against obligations of Rushmore to Agent under this Agreement.

9. ASSIGNMENT TO OFFSET INDEBTEDNESS. In the event any of the Indebtedness remains unrecoverable after such setoff, Agent does hereby irrevocably assign, transfer and set over to Rushmore all the Agent's right, title and interest in and to any and all commissions now due or which may hereafter become due to Agent from Companies due to any indebtedness to Rushmore. Commissions assigned hereunder are those commissions payable to Agent pursuant to the terms of any and all Commission Agreements for Agents or Brokers entered into by Agent and Companies. Commissions shall also include any and all moneys to be received by Agent from Companies as a result of Agent's insurance activities for and on behalf of Companies.

10. APPOINTMENT OF RUSHMORE. Agent hereby constitutes and appoints Rushmore its true, lawful and irrevocable attorney-in-fact to demand, receive and enforce payments and to give receipts, releases, satisfactions for and to sue for all sums payable to Agent from Companies, and this may be done either in the name of Agent or in the name of Rushmore with the same force and effect as the Agent could do if this Agreement had not been made. Any and all sums of money subject to this Agreement which may be received by Agent to which Rushmore is entitled, will be received by Agent as trustee for Rushmore. This assignment shall be effective from the date of this Agreement and shall remain in effect until all the Indebtedness referred to herein is extinguished.

11. CREDITING COMMISSIONS. All sums of money received by Rushmore pursuant to this Agreement shall be credited by Rushmore against any Indebtedness. Any funds received by Rushmore from Companies in excess of the Indebtedness outstanding as of the date of receipt of such funds will become the property of Agent. Companies are not a party to this Agreement. Their only obligation upon their acceptance of a copy hereof, will be the payment to Rushmore of any and all commissions now due or hereafter to become due to Agent.

12. NO PRIOR LIENS. Agent represents, warrants and agrees that no prior assignment, security interest or lien, other than as contained herein has been created or exists with respect to the commission payable, under any Commission Agreement described above; and Agent will not create or suffer to exist any such assignment, security interest or lien, other than this Agreement.

13. INDEMNIFICATION. Agent hereby agrees to indemnify and hold Rushmore harmless from all damages, losses, costs and expenses, including reasonable attorneys' fees, which Rushmore may sustain as result of Agent's negligence, intentional tort, or breach of any representation, covenant, agreement or warranty contained herein.

14. INDEPENDENT CONTRACTORS. In performing Agent's responsibilities under this Agreement, Agent is an independent contractor paying his or her own expenses and all taxes as a self-employed person. This Agreement does not create, and shall not be construed to create, a relationship of partner or joint venture or an association for profit or an employer/employee relationship between Rushmore and Agent.

15. SURVIVAL. Each of the representations and warranties set forth in this Agreement shall survive the execution, delivery and termination of this Agreement.

16. TERMINATION. This agreement may be terminated by Rushmore for cause or for lack of production upon written notice to Agent. This Agreement may be terminated by Agent for any reason upon 30 days written notice to Rushmore.

17. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas. Venue for any dispute arising from this Agreement shall be set in Dallas County, Texas.

I8. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Agent and Rushmore relating to the subject matter hereof and may not be amended, other than provided in Paragraph 6, except by written instrument executed by both parties. This Agreement and all rights and liabilities hereunder shall inure to the benefit of Agent and Rushmore and its successors and assigns, and shall be binding on the heirs, administrators, successors and assigns of each party.

     EXECUTED to be effective as of this 10th day of Dec., 1997.

AGENT INFORMATION                                 AGENT
-----------------                                 -----
(please print clearly)

  JOHN                                              [SIGNATURE ILLEGIBLE]
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First Name                       MI                     Signature


  DILLER
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Last Name


  411 LAWN DALE DR                                RUSHMORE
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Mailing - Street Address


RICHARDSON     TX            75080                By: /s/ Christine E. Miller
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City          State           Zip


  972 783 4807
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Business Phone


  SAME
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Fax#


  45506 5668
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Social Security Number


 /s/ Fritz Aldrene
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Upline Managing General Agent